UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2004

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-2256 (Commission File Number)	13-5409005 (IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS (Address of principal executive offices)	75039-2298 (Zip Code)

Registrant’s telephone number, including area code (972) 444-1000

(Former name or former address, if changed since last report.)

ITEM 9. Regulation FD Disclosure; and

ITEM 12. Results of Operations and Financial Condition

The following information is furnished pursuant to both Item 9 and Item 12.

The Registrant hereby furnishes the information set forth in its 2003 Financial and Operating Review, a copy of which is included as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: March 17, 2004	By:	/s/ Donald D. Humphreys

Name: Donald D. Humphreys Title: Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99	Exxon Mobil Corporation’s 2003 Financial and Operating Review.